EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, John J. Dolan, Executive Vice President and Chief Financial Officer of First Commonwealth Financial Corporation ("the Corporation") certify that the Quarterly Report of the Corporation on Form 10-Q for the period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Corporation at the end of such period and the results of operations of the Corporation for such period.

DATED:  AUGUST 13, 2002     /S/John J. Dolan
                           _____________________________________
                           John J. Dolan
                           Executive Vice President and
                           Chief Financial Officer